UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2025

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Woodway Note Exchange Agreement

As previously disclosed, on January 28, 2025, Interactive Strength Inc. (the “Company”) entered into the Purchase Agreement with an accredited investor (the “Investor”). Pursuant to the Purchase Agreement, among other securities sold as disclosed in the Current Report on Form 8-K filed on February 3, 2025, as amended by the Current Report on Form 8-K/A filed on March 7, 2025, the Company sold and the Investor has agreed to purchase, (a) Class A incremental warrants (the “Class A Incremental Warrants”) to purchase senior secured convertible notes (the “Incremental Notes”) in the aggregate principal amount of $13,000,000 and warrants to purchase up to an aggregate of 269,710 (after giving effect to the Reverse Split) shares of Common Stock, and (b) Class B incremental warrants (the “Class B Incremental Warrants”) to purchase Incremental Notes in the aggregate principal amount of $20,000,000 and warrants to purchase up to an aggregate of 414,938 (after giving effect to the Reverse Split) shares of Common Stock.

As previously disclosed, on March 3, 2025, the Company entered into that certain Note Sale and Assignment Agreement with another accredited investor (the “Note Holder”) and Woodway USA, Inc., a Wisconsin corporation (“Woodway”), pursuant to which the Note Holder purchased from Woodway a senior secured convertible promissory note in an original principal amount of $3,100,000 (the “Woodway Note”). The Investor and the Note Holder are affiliated entities.

On September 26, 2025, the Company entered into that certain exchange agreement (the “Exchange Agreement”) with the Investor and the Note Holder, pursuant to which the Note Holder and the Company exchanged the Woodway Note for an Incremental Note in an aggregate principal amount of $2,174,866.67 (the “Exchange Note”). Pursuant to the Exchange Agreement, the Investor agreed to cancel Class B Incremental Warrants to acquire Incremental Notes in an aggregate principal amount of $2,174,866.67.

Exchange Note

The Exchange Note accrues interest at a rate of 12% per annum, subject to adjustment from time to time as set forth in the Exchange Note. The maturity date of the Exchange Note is January 30, 2026 (the “Maturity Date”).

The Exchange Note is convertible (in whole or in part) at any time prior to the Maturity Date into the number of shares of Common Stock equal to (x) 110% of the sum of (i) the portion of the principal amount of the Exchange Note to be converted or redeemed, (ii) accrued and unpaid Interest with respect to such principal amount of the Exchange Note, (iii) the Make-Whole Amount (as defined in the Exchange Note), (iv) accrued and unpaid Late Charges (as defined in the Exchange Note) with respect to such principal amount of the Exchange Note, Make-Whole Amount and Interest, and (v) any other unpaid amounts pursuant to the transaction documents, if any (the “Conversion Amount”), divided by (y) the conversion price of $5.50, subject to adjustment as provided in the Exchange Note.

The Exchange Note is also convertible (each, an “Alternate Conversion”) into shares of Common Stock at a conversion rate equal to the quotient of (x) the Conversion Amount, divided by (y) the Alternate Conversion Price (as defined below); provided, that if an event of default has occurred and is continuing, the Exchange Note is convertible at a conversion rate equal to the quotient of (x) 120% of the Conversion Amount, divided by (y) the Alternate Conversion Price. The “Alternate Conversion Price” means the lower of (i) the applicable conversion price as in effect on the date of the Alternate Conversion, and (ii) the greater of (A) 118%, or, if an event of default has occurred and is continuing, 85%, of the lowest VWAP of the Common Stock during the ten consecutive trading day period ending and including the trading day immediately preceding the delivery of the applicable conversion notice, and (B) the Floor Price (as defined in the Exchange Note). The shares of Common Stock issuable upon conversion of the Exchange Note are hereinafter referred to as the “Exchange Note Conversion Shares.”

The foregoing description of the Exchange Note and the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full texts of the Exchange Note and the Exchange Agreement, forms of which are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 of this Current Report on Form 8-K with regard to the Exchange Note is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

Information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Exchange Note was offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) or, in the event of an issuance of the Exchange Note Conversion Shares on a cashless basis, pursuant to the exemption provided in Section 3(a)(9) under the Securities Act.

The Note Holder is an “accredited investor” as that term is defined in Rule 501 under the Securities Act. The securities described in this Current Report on Form 8-K have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements of the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Exchange Note
10.1	Form of Exchange Agreement, dated as of September 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	October 2, 2025	By:	/s/ Michael J. Madigan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)